UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2018

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Lee Parkway, Suite 600

Dallas, TX 75219

(Address of principal executive offices) (Zip Code)

(214)-665-9495

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure

Item 8.01. Other Items

Presentation relating to Abeona Therapeutics Inc. The presentation is attached as Exhibit 99.1 and is incorporated herein.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Presentation entitled “A Global Phase 1/2 Clinical Trial of Systemic Gene Transfer of scAAV9.U1a.hSGSH for MPSIIIA: Safety, Tolerability, and Efficacy”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By:	/s/ Stephen B. Thompson
Stephen B. Thompson Vice President Finance Chief Accounting Officer

Dated: February 9, 2018

EXHIBIT INDEX

Exhibit Number

99.1	Presentation entitled “A Global Phase 1/2 Clinical Trial of Systemic Gene Transfer of scAAV9.U1a.hSGSH for MPSIIIA: Safety, Tolerability, and Efficacy”